Exhibit 31.1

                                 CERTIFICATIONS

I, Samir N. Masri, CEO, Treasurer and Chief Financial Officer and Secretary, certify that:


1. I have reviewed this Annual Report on Form 10-KSB of Lincoln International Corporation;


2. Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;


3. Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly represent in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this Annual Report;


4. The company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the company and have:


 a) Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared;


b) Designed such internal control over financial reporting or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;


c) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and


d) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting.


5. The small business issuer's other certifying officers and I have disclosed, based on our most recent evaluation, to the company's auditors and the audit committee of the board of directors (or persons performing the equivalent functions):


a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarize and report financial information.; and


b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal controls over financial reporting; and

6. The company's other certifying officers and I have indicated in this Annual Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                                              October 9, 2007

                                           /s/Samir N. Masri
                                              __________________________
                                              Samir N. Masri, CEO/CFO